Exhibit 99.4
75 PPC-20 LR


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.



The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.



The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.



Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).



The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Home Equity Loan ABS
Household Home Equity Loan Trust
2004-1

------------------------------------------------------------------------------
Security A
Scenario PPM 75 - 20L
Avg Life: 3.1351
Per         Date              Beginning              Cash
                              Balance                Cap
                                                    (Act/360)
------------------------------------------------------------------------------
   1         8/20/2004        702,644,000.00           9.276
   2         9/20/2004        689,784,551.10           8.674
   3        10/20/2004        676,640,457.05           8.961
   4        11/20/2004        663,411,799.94           8.669
   5        12/20/2004        650,161,856.37           8.956
   6         1/20/2005        636,893,592.70           8.665
   7         2/20/2005        623,610,510.22           8.664
   8         3/20/2005        610,316,625.51           9.591
   9         4/20/2005        597,016,448.62           8.662
  10         5/20/2005        583,714,959.09           8.951
  11         6/20/2005        570,632,054.02           8.662
  12         7/20/2005        557,763,790.55           8.950
  13         8/20/2005        545,106,293.19           8.661
  14         9/20/2005        532,655,752.64           8.661
  15        10/20/2005        520,408,424.67           8.949
  16        11/20/2005        508,360,628.96           8.660
  17        12/20/2005        496,508,748.01           8.949
  18         1/20/2006        484,850,435.67           8.660
  19         2/20/2006        473,380,957.01           8.659
  20         3/20/2006        462,096,877.09           9.587
  21         4/20/2006        450,994,819.50           8.659
  22         5/20/2006        440,071,465.41           8.947
  23         6/20/2006        429,323,552.49           8.658
  24         7/20/2006        418,747,874.00           8.946
  25         8/20/2006        408,341,277.78           8.658
  26         9/20/2006        398,100,665.33           8.657
  27        10/20/2006        388,022,990.84           8.946
  28        11/20/2006        378,105,260.32           8.657
  29        12/20/2006        368,344,530.66           8.945
  30         1/20/2007        358,737,908.79           8.656
  31         2/20/2007        349,282,550.74           8.656
  32         3/20/2007        339,975,660.86           9.583
  33         4/20/2007        330,814,490.94           8.655
  34         5/20/2007        321,797,677.12           8.943
  35         6/20/2007        312,921,191.27           8.654
  36         7/20/2007        304,182,423.31           8.942
  37         8/20/2007        295,578,807.35           8.654
  38         9/20/2007        287,107,820.95           8.653
  39        10/20/2007        278,766,984.36           8.941
  40        11/20/2007        270,553,859.79           8.652
  41        12/20/2007        262,466,050.64           8.940
  42         1/20/2008        254,501,200.81           8.652
  43         2/20/2008        246,656,994.00           8.651
  44         3/20/2008        238,931,152.99          13.524
  45         4/20/2008        232,148,988.55          24.253
  46         5/20/2008        227,794,085.63          25.070
  47         6/20/2008        223,517,319.01          24.269
  48         7/20/2008        219,317,316.45          25.087
  49         8/20/2008        215,192,729.52          24.286
  50         9/20/2008        211,142,233.23          24.295
  51        10/20/2008        207,164,525.62          25.114
  52        11/20/2008        203,258,327.33          24.313
  53        12/20/2008        199,422,381.26          25.132
  54         1/20/2009        195,655,452.15          24.330
  55         2/20/2009        191,956,326.21          24.340
  56         3/20/2009        188,323,810.76          26.958
  57         4/20/2009        184,756,733.84          24.358
  58         5/20/2009        181,253,943.89          25.180
  59         6/20/2009        177,814,309.36          24.377
  60         7/20/2009        174,436,718.38          25.200
  61         8/20/2009        171,120,078.44          24.397
  62         9/20/2009        167,863,316.00          24.407
  63        10/20/2009        164,665,376.24          25.230
  64        11/20/2009        161,525,222.66          24.427
  65        12/20/2009        158,441,836.82          25.252
  66         1/20/2010        155,414,217.98          24.447
  67         2/20/2010        152,441,382.84          24.458
  68         3/20/2010        149,522,365.22          27.090
  69         4/20/2010        146,656,215.74          24.479
  70         5/20/2010        143,842,001.58          25.307
  71         6/20/2010        141,078,806.13          24.502
  72         7/20/2010        138,365,728.77          25.330
  73         8/20/2010        135,701,884.56          24.524
  74         9/20/2010        133,086,403.97          24.508
  75        10/20/2010        130,524,500.03          25.337
  76        11/20/2010        128,009,115.01          24.531
  77        12/20/2010        125,539,427.01          25.361
  78         1/20/2011        123,114,628.43          24.555
  79         2/20/2011        120,733,925.76          24.567
  80         3/20/2011        118,396,539.34          27.213
  81         4/20/2011        116,101,703.07          24.591
  82         5/20/2011        113,848,664.22          25.424
  83         6/20/2011        111,636,683.20          24.616
  84         7/20/2011        109,465,033.31          25.450
  85         8/20/2011        107,333,000.51          24.642
  86         9/20/2011        105,239,883.24          24.655